PRIVATE AND CONFIDENTIAL November 2 nd , 2010 Summary Materials Playboy Enterprises – Special Committee Exhibit (c)(4)

PRIVATE AND CONFIDENTIAL
$2.05
$0.44
$1.49
$0.75
$4.35
$1.38
$2.51
$3.04
$2.22
$4.00
$2.74
$5.11
$3.23
$2.81
$3.79
$3.06
$5.50
$5.55
$7.35
$4.96
$5.32
$4.51
$0.00 $2.00 $4.00 $6.00 $8.00
Valuation Summary
Base Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions

Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $20.3mm
Diversified Media 2012E EBITDA multiple range: 5.0x – 7.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $20.3mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and
Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: 0.8% – 3.1%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Source: Management projections
1. Assumes a DIRECTV payment of $20 million (adjusted from $17.0 million used in 9.27.10 Special Committee
Meeting)

PRIVATE AND CONFIDENTIAL
$3.21
$2.84
$2.35
$1.58
$5.91
$3.00
$5.02
$4.48
$3.42
$4.00
$2.74
$7.07
$6.04
$6.51
$5.08
$4.32
$5.50
$5.55
$9.71
$8.73
$7.15
$6.12
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Upside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions

Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $26.0mm
Diversified Media 2012E EBITDA multiple range: 5.0x – 7.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $26.0mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and
Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (0.8%) – 2.1%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Source: Management projections
1. Assumes a DIRECTV payment of $20 million (adjusted from $15.0 million used in 9.27.10 Special Committee
Meeting)

PRIVATE AND CONFIDENTIAL
($0.16)
($2.87)
($0.01)
($0.87)
$1.52
($0.49)
($2.04)($1.22)
$0.54
($0.06)
$4.00
$2.74
$1.59
($0.02)
$1.66
$0.80
$5.50
$5.55
$3.25
($0.34)
$2.21
$1.61
($4.00) ($2.00) $0.00 $2.00 $4.00 $6.00 $8.00
Valuation Summary
Downside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions

Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $11.0mm
Diversified Media 2012E EBITDA multiple range: 5.0x – 7.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $11.0mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and
Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: N/A
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Source: Management projections

PRIVATE AND CONFIDENTIAL
$3.94
$2.52
$2.88
$2.32
$6.55
$2.80
$4.63
$5.19
$4.15
$4.00
$2.74
$7.84
$5.30
$5.46
$5.53
$4.97
$5.50
$5.55
$10.40
$7.61
$7.78
$6.76
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Base Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions

Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $26.2mm
Diversified Media 2012E EBITDA multiple range: 5.0x – 7.5x
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $26.2mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and
Licensing transactions over $100mm
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (0.4%) – 2.3%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Source: Management projections
1. Assumes a DIRECTV payment of $20 million (adjusted from $17.0 million used in 9.27.10 Special Committee
Meeting)

PRIVATE AND CONFIDENTIAL
$4.81
$4.20
$3.58
$2.94
$7.48
$3.96
$6.17
$6.03
$5.06
$4.00
$2.74
$9.36
$7.36
$8.17
$6.29
$5.66
$5.50
$5.55
$12.00
$10.17
$8.69
$7.73
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00
Valuation Summary
Upside Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions

Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $30.6mm
Diversified Media 2012E EBITDA multiple range: 5.0x – 7.5x
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $30.6mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and
Licensing transactions over $100mm
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (0.9%) – 2.0%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Source: Management projections
1. Assumes a DIRECTV payment of $20 million (adjusted from $15.0 million used in 9.27.10 Special Committee
Meeting)